SCHEDULE 14C INFORMATION

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GUIDESTONE FUNDS

Extended-Duration Bond Fund and Global Bond Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

INFORMATION STATEMENT

February 4, 2020

Dear Shareholder:

The enclosed Information Statement discusses actions that have been taken with respect to the Extended-Duration Bond Fund (the “EDBF”) and the Global Bond Fund (the “GBF”), each a series of GuideStone Funds (the “Trust”).

The Board of Trustees of the Trust (the “Board”) has approved the appointment of a new sub-adviser, Schroder Investment Management North America Limited (“SIMNA Ltd”), to join Schroder Investment Management North America Inc. (“SIMNA Inc.”) in managing the portion of the EDBF previously allocated to and managed solely by SIMNA Inc. SIMNA Ltd is an affiliate of SIMNA Inc. There has been no change to the EDBF’s investment objective, principal investment strategies or principal investment risks as a result of the appointment of SIMNA Ltd. In addition, the overall management and advisory fees paid by the EDBF have not increased as a result of the appointment of SIMNA Ltd.

The Board also approved the appointment of a new sub-adviser, Neuberger Berman Investment Advisers LLC (“Neuberger”), to manage a portion of the GBF. There has been no change to the GBF’s investment objective, principal investment strategies or principal investment risks as a result of the appointment of Neuberger. In addition, the overall management and advisory fees paid by the GBF have not increased as a result of the appointment of Neuberger.

Pursuant to an exemptive order received by the Trust, which is discussed below, the appointments of SIMNA Ltd and Neuberger did not require a shareholder vote.

GuideStone Capital Management, LLC, the investment adviser to the EDBF and the GBF, expects that the appointment of SIMNA Ltd will provide continuity in the investment team that manages the EDBF, and that the appointment of Neuberger will enhance the investment services provided to, and improve the return potential of, the GBF.

We are not asking you for a proxy, and you are requested not to send us a proxy. If you have any questions, please call 1-888-GS-FUNDS (1-888-473-8637), and we will be glad to assist you. Thank you for your continued support of GuideStone Funds.

Very truly yours,

/s/ John R. Jones
John R. Jones
President

GUIDESTONE FUNDS

Extended-Duration Bond Fund and Global Bond Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

INFORMATION STATEMENT

Important Notice Regarding the

Availability of Information Statement

The Information Statement is available at GuideStoneFunds.com/Disclosures/Fund-Literature.

February 4, 2020

This document is an Information Statement for shareholders of each of the above-listed series (each, a “Fund” and together, the “Funds”) of GuideStone Funds (the “Trust”). GuideStone Capital Management, LLC (the “Adviser”) serves as the investment adviser to each Fund and is located at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152. The Funds’ principal underwriter is Foreside Funds Distributors LLC, whose principal office is located at 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, Pennsylvania 19312. The Northern Trust Company serves as the Funds’ administrator and fund accounting agent and is located at 50 South LaSalle Street, Chicago, Illinois 60603. This Information Statement will be mailed on or about February 4, 2020, to the shareholders of record of the Funds as of January 15, 2020 (the “Record Date”).

As described in the Funds’ prospectus, the assets of the Funds are allocated among multiple sub-advisers. The Trust and the Adviser have received an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) to permit the Adviser, subject to the approval of the Board of Trustees of the Trust (the “Board”), to select and replace sub-advisers for the Funds and to amend sub-advisory agreements without obtaining shareholder approval, provided the change does not result in an increase in the overall management and advisory fees payable by the Funds, and subject to certain conditions. These conditions require, among other things, that the shareholders be notified of the appointment of a new sub-adviser within 90 days of the sub-adviser’s appointment. This Information Statement provides such notice of the Board’s approval of a new sub-advisory agreement with Schroder Investment Management North America Limited (“SIMNA Ltd”) on behalf of the Extended-Duration Bond Fund (the “EDBF”), and with Neuberger Berman Investment Advisers LLC (“Neuberger”) on behalf of the Global Bond Fund (the “GBF”).

This Information Statement is provided solely for information purposes. This is not a proxy statement. We are not asking you for a proxy, and you are requested not to send us a proxy.

The Funds will bear the expenses incurred in connection with preparing this Information Statement. The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended.

You may obtain a copy of the Trust’s annual report to shareholders and the most recent semi-annual report, free of charge, by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, by calling toll free at 1-888-GS-FUNDS (1-888-473-8637) or by going to the website at GuideStoneFunds.com.

As of the Record Date, there were issued and outstanding 7,135,901.695 shares of the Investor Class of the EDBF, 7,069,994.755 shares of the Institutional Class of the EDBF, 12,113,589.209 shares of the Investor Class of the GBF and 49,550,146.000 shares of the Institutional Class of the GBF. Appendix A lists the shareholders who owned beneficially or of record more than 5% of the shares of each class of each Fund as of the Record Date. To the knowledge of the Adviser, executive officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each class of each Fund as of the Record Date.

I.	Extended-Duration Bond Fund: Appointment of Schroder Investment Management North America Limited as Sub-Adviser

A.	Overview

On November 7, 2019, the Board voted to approve the selection of a new sub-adviser, SIMNA Ltd, to manage a portion of the EDBF. SIMNA Ltd began serving as sub-adviser to the EDBF on November 8, 2019. SIMNA Ltd will, together with Schroder Investment Management North America Inc. (“SIMNA Inc.” and together with SIMNA Ltd, “SIMNA”), a current sub-adviser to the EDBF and an affiliate of SIMNA Ltd, provide investment management services to the portion of the EDBF previously allocated to, and managed solely by, SIMNA Inc. SIMNA Ltd has been added as a sub-adviser to the EDBF to ensure continuity of portfolio management following the relocation to London, England, of Andrew B.J. Chorlton, CFA®. Mr. Chorlton was previously an associated person of SIMNA Inc. and serves as the lead portfolio manager for the investment team (the “SIMNA Investment Team”) that manages SIMNA’s Value Long Duration Strategy (the “SIMNA Strategy”) within the EDBF. He became an associated person of SIMNA Ltd effective December 1, 2019. Through the appointment of SIMNA Ltd as a sub-adviser to the EDBF, Mr. Chorlton will retain his leadership position on the SIMNA Investment Team for the EDBF portfolio account. The investment objective, principal investment strategies, principal investment risks and the overall management and advisory fees of the EDBF have not changed as a result of the appointment of SIMNA Ltd. Shareholder approval was not necessary for the appointment of SIMNA Ltd pursuant to an exemptive order from the SEC.

B.	Appointment

At a regular, in-person meeting held on November 7, 2019, the Board, including the Trustees who are not “interested persons” (as the term “interested person” is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust, the Adviser, SIMNA Ltd or the Trust’s principal underwriter (“Independent Trustees”), considered and unanimously approved the Adviser’s proposal to appoint SIMNA Ltd as a sub-adviser to manage a portion of the EDBF’s portfolio pursuant to a sub-advisory agreement among the Trust, the Adviser and SIMNA Ltd (the “SIMNA Ltd Agreement”). SIMNA Ltd began providing sub-advisory services to the EDBF in conjunction with SIMNA Inc. on November 8, 2019. In addition to SIMNA Ltd and SIMNA Inc., Loomis, Sayles, & Company, L.P. (“Loomis”), a current sub-adviser to the EDBF, will continue to provide sub-advisory services with respect to its allocated portion of the EDBF.

The Adviser’s recommendation to hire SIMNA Ltd was based on its analysis of the EDBF’s investment objective and the structure of the EDBF’s sub-adviser composite. The Adviser’s recommendation was intended to benefit the EDBF by ensuring the continuity of the portfolio management and investment advisory services provided to the EDBF.

C.	Board Considerations

In making its determination to approve SIMNA Ltd’s selection as a sub-adviser to the EDBF, the Board, including the Independent Trustees advised by independent legal counsel, considered a number of factors. Such factors included the nature, extent and quality of the services to be provided by SIMNA Ltd; the fees charged by SIMNA Ltd for its services; and information regarding SIMNA Ltd’s ownership structure, investment management experience, personnel, clients, assets under management (“AUM”), legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes. The Board noted that a sub-advisory agreement was already in place on behalf of the EDBF among the Trust, the Adviser and SIMNA Inc. and that this new SIMNA Ltd Agreement was being entered into to ensure continuity of portfolio management services, as the EDBF portfolio account’s primary portfolio manager relocated to London and joined the SIMNA Ltd entity.

The Board noted that SIMNA Ltd provided an estimate of profitability for providing its services to the EDBF, which was based on the current relationship with SIMNA Inc. The Trustees considered the Adviser’s assessment of SIMNA Ltd’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by SIMNA Ltd, believed that SIMNA Ltd was financially sound.

The Board considered the fees to be paid to SIMNA Ltd under the SIMNA Ltd Agreement, as well as the overall fee structure under the SIMNA Ltd Agreement, and noted that the nature, extent and quality of the services provided to the EDBF by SIMNA Inc. with the addition of SIMNA Ltd would not change. The Board considered that the Adviser believed SIMNA Ltd’s stated fee schedule for such services to be competitive. The Board noted that the sub-advisory fees would be paid to SIMNA Ltd from the sub-advisory fees received by SIMNA Inc., with no proposed changes to the sub-advisory fees paid to SIMNA Inc. The Board also considered the fees charged by other investment advisers that offer similar services. The Board noted that the EDBF’s overall management and advisory fee would remain the same. The Board also noted there would be no impact to the Adviser’s profitability as a result of the hiring of SIMNA Ltd.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by SIMNA Ltd and its affiliates as a result of its arrangements with the EDBF. The Board concluded that any potential benefits to be derived by SIMNA Ltd included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers offering similar services to mutual funds.

The Board considered that the current allocation to SIMNA Inc. would remain the same with the addition of SIMNA Ltd, an allocation of approximately 77% of the EDBF’s assets. The Board acknowledged the Adviser’s representation that SIMNA Ltd would continue to manage the EDBF within the Trust’s faith-based investment (“FBI”) policy.

While acknowledging that past performance does not indicate future results, the Board considered the historical performance of the SIMNA Strategy. The Board noted the SIMNA Strategy’s performance history versus its composite benchmark, comprised of 50% Bloomberg Barclays US Long Government/Credit Bond Index and 50% Bloomberg Barclays US Intermediate Government/Credit Bond Index, had been favorable over historical time periods. The Board further noted that the SIMNA Strategy outperformed the benchmark for the three-, five- and seven-year and analysis periods and underperformed against the benchmark for the year-to-date and one-year periods ended September 30, 2019.

Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that SIMNA Ltd would provide services that are appropriate in scope and that the fees to be paid to SIMNA Ltd by the EDBF under the SIMNA Ltd Agreement would be fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of SIMNA Ltd. In addition, since January 1, 2019, the beginning of the Trust’s prior fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which SIMNA Ltd, any parent or subsidiary of SIMNA Ltd or any subsidiary of a parent of such entities was, or is to be, a party.

Information Regarding SIMNA Ltd. SIMNA Ltd is an indirect wholly owned subsidiary of Schroders plc, a London Stock Exchange-listed global asset management company. SIMNA Ltd is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of September 30, 2019, Schroders plc and its affiliates, including SIMNA Ltd, had approximately $555.5 billion in AUM, with clients that are major financial institutions, including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Mr. Chorlton, Richard A. Rezek, Jr., CFA®, Neil G. Sutherland, CFA®, Julio C. Bonilla, CFA®, and Lisa Hornby, CFA®, are responsible for the day-to-day management of the portion of the EDBF assigned to SIMNA. Messrs.

Rezek, Sutherland and Bonilla and Ms. Hornby have each been employed by SIMNA Inc. for five years or more. Mr. Chorlton has been employed by SIMNA for more than five years. More information about SIMNA Ltd is provided in Appendix B.

Comparison of the Management Fees. The overall management and advisory fees paid by the EDBF did not change as a result of the appointment of SIMNA Ltd compared to the overall management and advisory fees paid by the EDBF prior to the effective date of the SIMNA Ltd Agreement. The EDBF, and not the Adviser, pays the sub-advisory fees to SIMNA Inc. directly, and SIMNA Inc. allocates appropriate fees to SIMNA Ltd; therefore, the appointment of SIMNA Ltd is not expected to affect the Adviser’s profitability with respect to the EDBF.

Prior to the effectiveness of the SIMNA Ltd Agreement, the Institutional Class and Investor Class of the EDBF each paid overall management and advisory fees of 0.48% of average daily net assets for the fiscal year ended December 31, 2018. For the fiscal year ended December 31, 2018, the actual overall management and advisory fees paid by the EDBF to the Adviser and the sub-advisers to the EDBF were $580,636 (0.25%) and $528,929 (0.23%), respectively.

Description of the SIMNA Ltd Agreement. The SIMNA Ltd Agreement became effective on November 8, 2019, and SIMNA Ltd began providing services to the EDBF on November 8, 2019. This description of the SIMNA Ltd Agreement is qualified in its entirety by the form of the SIMNA Ltd Agreement, which is included in Appendix C. The terms of the SIMNA Ltd Agreement are substantially the same as the investment sub-advisory agreements among the Trust, the Adviser and SIMNA Inc., an affiliate of SIMNA Ltd and a sub-adviser to the EDBF, and the EDBF’s other sub-adviser, except as to: (1) the effective date; (2) the sub-advisory fee schedule and payment of compensation; (3) certain changes to account for the Financial Conduct Authority in the United Kingdom; and (4) certain provision changes regarding indemnification and the duties of the sub-adviser to reflect evolving industry standards and to specify in greater detail certain duties of the sub-adviser, including duties related to brokerage arrangements, the aggregation of portfolio transactions, assistance with the valuation of portfolio securities, assistance with the preparation of filings and reports and information regarding class action claims and obligations with respect to compliance matters.

The SIMNA Ltd Agreement will continue in effect for an initial term of two years. Thereafter, the SIMNA Ltd Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the EDBF, and also, in either event, if approved by a majority of the Independent Trustees.

Under the SIMNA Ltd Agreement, SIMNA Ltd will manage the assets of the EDBF that are allocated to SIMNA Ltd by the Adviser. SIMNA Ltd has discretion pursuant to the SIMNA Ltd Agreement to purchase and sell securities for its allocated segment of the EDBF’s assets in accordance with the EDBF’s objectives, policies and restrictions and the more specific strategies and guidelines provided by the Adviser to SIMNA Ltd. Although SIMNA Ltd is subject to the overall supervision of the Board and officers of the Trust and by the Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The SIMNA Ltd Agreement recognizes that SIMNA Ltd may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the firm with research, analysis, advice or similar services. The SIMNA Ltd Agreement also provides that SIMNA Ltd will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions SIMNA Ltd effects on behalf of the EDBF and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser may reasonably request; and (2) provide the Board or the Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth the EDBF’s performance with respect to SIMNA Ltd’s investments on its behalf and make available to the Board and the Adviser any economic, statistical and investment services that SIMNA Ltd normally makes available to its institutional investors or other customers.

The SIMNA Ltd Agreement does not protect SIMNA Ltd against liability to the EDBF or the EDBF’s shareholders to which the firm might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance, or breach, of its duties and obligations under the SIMNA Ltd Agreement. The SIMNA Ltd Agreement will terminate automatically with respect to the EDBF upon assignment or upon the termination of the EDBF’s Advisory Agreement with the Adviser. The SIMNA Ltd Agreement may also be terminated without penalty at any time by any party thereto, immediately upon written notice to the other parties.

II.	Global Bond Fund: Appointment of Neuberger Berman Investment Advisers LLC as Sub-Adviser

A.	Overview

On November 7, 2019, the Board voted to approve the selection of a new sub-adviser, Neuberger, to manage a portion of the GBF. Neuberger began serving as sub-adviser to the GBF on November 29, 2019. The investment objective, principal investment strategies, principal investment risks and the overall management and advisory fees of the GBF have not changed as a result of the appointment of Neuberger. Shareholder approval was not necessary to approve the appointment of Neuberger pursuant to an exemptive order from the SEC.

B.	Appointment

At a regular, in-person meeting held on November 7, 2019, the Board, including the Independent Trustees, considered and unanimously approved the Adviser’s proposal to appoint Neuberger as a sub-adviser to manage a portion of the GBF’s portfolio pursuant to a sub-advisory agreement among the Trust, the Adviser and Neuberger (the “Neuberger Agreement”). Neuberger began serving as sub-adviser to the GBF on November 29, 2019. In addition to Neuberger, Loomis, Western Asset Management Company, LLC and Western Asset Management Company Limited, current sub-advisers to the GBF, will continue to provide sub-advisory services with respect to their allocated portions of the GBF.

The Adviser’s recommendation to hire Neuberger was based on its analysis of the GBF’s investment objective and the structure of the GBF’s sub-adviser composite. The Adviser’s recommendation was intended to benefit the GBF by reducing volatility, increasing flexibility to rotate among sectors and providing downside protection.

C.	Board Considerations

In making its determination to approve Neuberger’s selection as a sub-adviser to the GBF, the Board, including the Independent Trustees advised by independent legal counsel, considered a number of factors. Such factors included the nature, extent and quality of the services to be provided by Neuberger; the composite performance history of the Neuberger Berman Global Opportunistic Fixed Income Strategy (the “Neuberger Strategy”); the fees charged by Neuberger for its services; and information regarding Neuberger’s ownership structure, investment management experience, personnel, clients, AUM, legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend Neuberger’s services.

The Board considered that the Adviser’s recommendation was based on certain factors, including, but not limited to, its assessment of the performance and style of the Neuberger Strategy and the Adviser’s expectation that the flexibility of the Neuberger Strategy may result in a more consistent return pattern. The Board also considered the Adviser’s assessment that retaining Neuberger may enhance the GBF’s sub-adviser composite by: (i) reducing overall volatility; (ii) increasing flexibility to rotate among sectors; (iii) providing downside protection; (iv) reducing the GBF’s persistent overweight to U.S. high yield; and (v) reducing the volatility of the GBF’s ranking within its peer universe.

Because this engagement with Neuberger for sub-advisory services for the GBF would be new, there was no relevant historical profitability information for the Board to assess. The Board noted, however, that Neuberger did provide an estimate of profitability for providing its services to the GBF. The Trustees considered the Adviser’s assessment of Neuberger’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by Neuberger, believed that Neuberger was financially sound.

The Board considered the fees to be paid to Neuberger under the Neuberger Agreement, as well as the overall fee structure under the Neuberger Agreement, in light of the nature, extent and quality of the services to be provided. The Board considered that the Adviser believed Neuberger’s stated fee schedule for such services to be competitive. The Board also considered the fees charged by other investment advisers that offer similar services. The Board noted that the GBF’s overall management and advisory fee would remain the same. The Board also noted there would be no impact to the Adviser’s profitability as a result of the hiring of Neuberger.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Neuberger and its affiliates as a result of its arrangements with the GBF. The Board concluded that any potential benefits to be derived by Neuberger included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers offering similar services to mutual funds.

The Adviser informed the Board that it has a positive working relationship with Neuberger, noting that Neuberger currently serves as sub-adviser to the Strategic Alternatives Fund. The Board considered the Adviser’s representation that Neuberger would be comfortable managing the strategy in accordance with the GBF’s FBI policy.

While acknowledging that past performance does not indicate future results, the Board considered the historical performance of the Neuberger Strategy. The Board noted the Neuberger Strategy’s performance history versus its benchmark, the Bloomberg Barclays Global Aggregate Bond Index (U.S. Dollar Hedged), had been favorable over historical time periods. The Board further noted the Neuberger Strategy, gross of fees, outperformed its benchmark by 1.04% annualized and the GBF benchmark, the Bloomberg Barclays Global Aggregate Bond Index, by 1.92% annualized over the since inception (October 2012) period ended September 30, 2019. In addition, the Board noted that the Neuberger Strategy, gross of fees, had outperformed its benchmark index over the three-, five- and seven-year periods and underperformed its benchmark for the year-to-date and one-year periods ended September 30, 2019.

Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that Neuberger would provide investment management services that are appropriate in scope and that the fees to be paid to Neuberger by the GBF under the Neuberger Agreement would be fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of Neuberger. In addition, since January 1, 2019, the beginning of the Trust’s prior fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which Neuberger, any parent or subsidiary of Neuberger or any subsidiary of a parent of such entities was, or is to be, a party.

Information Regarding Neuberger. Neuberger is directly owned by Neuberger Berman Investment Advisers Holdings LLC and Neuberger Berman AA LLC, which are subsidiaries of Neuberger Berman Group LLC (“NBG”). NBG is a holding company, the subsidiaries of which provide a broad range of global investment solutions to institutions and individuals. NBG’s voting equity is wholly owned by NBSH Acquisition, LLC, which is controlled by Neuberger employees. Neuberger is a registered investment adviser and, together with its affiliates, had approximately $356 billion in assets under management as of December 31, 2019. The firm provides discretionary and/or non-discretionary investment management services to a variety of clients, such as individuals, institutions, registered investment companies, non-U.S. registered funds, collective investment trusts and private investment funds. Ashok K. Bhatia, CFA®, Managing Director, Deputy Chief Investment Officer of Fixed Income and Senior Portfolio Manager, Multi-Sector Fixed Income; David M. Brown, CFA®, Managing Director, Global Co-Head of Investment Grade and Senior Portfolio Manager, Global Investment Grade and Multi-Sector Fixed Income; Adam Grotzinger, CFA®, Managing Director, Senior Fixed Income Portfolio Manager; Jon Jonsson, Managing Director, Senior Portfolio Manager, Global Fixed Income; and Brad C. Tank, Managing Director, Chief Investment Officer and Global Head of Fixed Income, are the portfolio managers responsible for the daily management of an assigned portion of the GBF. Mr. Bhatia joined the firm in 2017. Prior to joining the firm, he held senior investment and leadership positions in several asset management firms and hedge funds including Wells Fargo Asset Management from 2015 to 2017 and Balyasny Asset Management from 2010 to 2015. Mr. Grotzinger joined the firm in 2015. Previously, he served on the Fixed Income teams at Franklin Templeton in Singapore, London and California. Messrs. Brown, Jonsson and Tank have been with Neuberger for more than five years. More information about Neuberger is provided in Appendix D.

Comparison of the Management Fees. The overall management and advisory fees paid by the GBF did not change as a result of the appointment of Neuberger compared to the overall management and advisory fees paid by the GBF prior to the effective date of the Neuberger Agreement. The GBF, and not the Adviser, pays the sub-advisory fees to Neuberger directly; therefore, the appointment of Neuberger is not expected to affect the Adviser’s profitability with respect to the GBF.

Prior to the effectiveness of the Neuberger Agreement, the Institutional Class and Investor Class of the GBF each paid overall management and advisory fees of 0.48% of average daily net assets for the fiscal year ended December 31, 2018. For the fiscal year ended December 31, 2018, the actual overall management and advisory fees paid by the GBF to the Adviser and the sub-advisers to the GBF were $1,359,670 (0.25%) and $1,251,484 (0.23%), respectively.

Description of the Neuberger Agreement. The Neuberger Agreement became effective on November 8, 2019, and Neuberger began providing services to the GBF on November 29, 2019. This description of the Neuberger Agreement is qualified in its entirety by the form of the Neuberger Agreement, which is included in Appendix E. The terms of the Neuberger Agreement are substantially the same as the investment sub-advisory agreements between the Trust, the Adviser and the GBF’s other sub-advisers, except as to: (1) the effective date; (2) the sub-advisory fee schedule; and (3) certain provision changes regarding indemnification, commodity matters and the duties of the sub-adviser to reflect evolving industry standards and to specify in greater detail certain duties of the sub-adviser, including duties related to brokerage arrangements, the aggregation of portfolio transactions, assistance with the valuation of portfolio securities, assistance with the preparation of filings and reports and information regarding class action claims and obligations with respect to compliance matters.

The Neuberger Agreement will continue in effect for an initial term of two years. Thereafter, the Neuberger Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the GBF, and also, in either event, if approved by a majority of the Independent Trustees.

Under the Neuberger Agreement, Neuberger will manage the assets of the GBF that are allocated to Neuberger by the Adviser. Neuberger has discretion pursuant to the Neuberger Agreement to purchase and sell securities for its allocated segment of the GBF’s assets in accordance with the GBF’s objectives, policies and restrictions and the more specific strategies and guidelines provided by the Adviser to Neuberger. Although Neuberger is subject to the overall supervision of the Board and officers of the Trust and by the Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The Neuberger Agreement recognizes that Neuberger may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the firm with research, analysis, advice or similar services. The Neuberger Agreement also provides that Neuberger will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions Neuberger effects on behalf of the GBF and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser may reasonably request; and (2) provide the Board or the Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth the GBF’s performance with respect to Neuberger’s investments on its behalf and make available to the Board and the Adviser any economic, statistical and investment services that Neuberger normally makes available to its institutional investors or other customers.

The Neuberger Agreement does not protect Neuberger against liability to the GBF or the GBF’s shareholders to which the firm might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance, or breach, of its duties and obligations under the Neuberger Agreement. The Neuberger Agreement will terminate automatically with respect to the GBF upon assignment or upon the termination of the GBF’s Advisory Agreement with the Adviser. The Neuberger Agreement may also be terminated without penalty at any time by any party thereto, immediately upon written notice to the other parties.

III.	Additional Information

Portfolio Transactions. To the extent permitted by law and in accordance with procedures established by the Board, each Fund may engage in brokerage transactions with brokers that are affiliates of the Adviser or the Fund’s sub-advisers, with brokers who are affiliates of such brokers or with unaffiliated brokers who trade or clear through affiliates of the Adviser or the Fund’s sub-advisers. For the fiscal year ended December 31, 2018, neither the EDBF nor the GBF engaged in any affiliated brokerage transactions.

Shareholder Communications. The Board has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to Matthew A. Wolfe, Chief Legal Officer and Secretary, GuideStone Funds, 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, who will forward such communication to the Trustee(s).

Multiple Shareholders in a Household. If you are a member of a household in which multiple shareholders of the Funds share the same address, and the Funds or your broker or bank (for “street name” accounts) has received consent to household material, then the Funds or your broker or bank may have sent to your household only one copy of this Information Statement (the “Materials”), unless the Funds or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of the Materials, the Funds will deliver promptly a separate copy of the Materials to you upon written or oral request. To receive a separate copy of the materials, or if you would like to receive a separate copy of future information statements, proxy statements, prospectuses or annual reports, please contact the Trust by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152 or by calling 1-888-GS-FUNDS (1-888-473-8637). On the other hand, if you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

By Order of the Board of Trustees,

/s/ Matthew A. Wolfe
Matthew A. Wolfe
Chief Legal Officer and Secretary

February 4, 2020

APPENDIX A

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD

MORE THAN 5% OF GUIDESTONE FUNDS

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of January 15, 2020 (Percentage of shares owned rounded to the nearest whole percentage)
Extended-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas TX 75381-9109	4,244,266.949	59%
Extended-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	1,587,049.304	22%
Global Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas TX 75381-9109	5,072,954.963	42%
Global Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	2,162,971.599	18%
Global Bond Fund Investor Class	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	1,160,380.343	10%
Extended-Duration Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas TX 75381-9109	3,714,305.880	53%
Extended-Duration Bond Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	1,563,959.866	22%
Extended-Duration Bond Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas TX 75381-9109	1,310,767.972	19%
Global Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas TX 75381-9109	13,706,688.934	28%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas TX 75381-9109	11,208,562.478	23%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas TX 75381-9109	6,750,984.909	14%

A-1

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of January 15, 2020 (Percentage of shares owned rounded to the nearest whole percentage)
Global Bond Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas TX 75381-9109	4,808,629.131	10%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas TX 75381-9109	4,210,617.647	9%

A-2

APPENDIX B

MORE INFORMATION ABOUT

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA LIMITED

Schroder Investment Management North America Limited (“SIMNA Ltd”), with principal offices at 1 London Wall Place, London, EC2Y 5AU, United Kingdom, is an investment manager authorized and regulated by the Financial Conduct Authority of the United Kingdom and manages assets for domestic and foreign clients through delegation from its affiliate adviser, Schroder Investment Management North America Inc. SIMNA Ltd is an affiliate of Schroders plc, a London Stock Exchange-listed financial services company. As of September 30, 2019, Schroders plc and its affiliates, including SIMNA Ltd, had approximately $555.5 billion in assets under management.

Listed below are the names, addresses and principal occupations for the directors and principal executive officers of SIMNA Ltd:

Name	Principal Occupation
Paul James Chislett	Director
Karl Franklin Dasher	Director
Christopher Neil Taylor	Director
Gareth Taylor	Chief Compliance Officer

The business address of each person listed above is the same as the address for SIMNA Ltd.

SIMNA Ltd does not serve as an investment adviser or sub-adviser to an investment company which has an investment objective similar to the firm’s strategy within the Extended-Duration Bond Fund.

B-1

APPENDIX C

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (“Contract”) is made among GUIDESTONE FUNDS, a Delaware business trust (“Trust”), and GUIDESTONE CAPITAL MANAGEMENT (“Adviser”), a non-profit corporation organized under the laws of the State of Texas, and SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA LIMITED, a registered investment adviser organized under the laws of the United Kingdom (“Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (“Management Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the Extended-Duration Bond Fund (“Fund”) is a series of the Trust; and

WHEREAS, under the Management Agreement, the Adviser has agreed to provide certain investment advisory services to the Fund; and

WHEREAS, the Adviser is authorized under the Management Agreement to delegate its investment advisory responsibilities to one or more persons or companies; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

1.        Appointment. The Adviser hereby appoints and employs the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”). The Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub-Adviser.

2.        Acceptance of Appointment. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

3.        Duties as Sub-Adviser.

(a)        Subject to the supervision and direction of the Trust’s Board of Trustees (“Board”) and of the Adviser, including all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will provide a continuous investment program with respect to the Fund Account. The Sub-Adviser will determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Contract in accordance with the Fund’s investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust’s registration statement under the 1940 Act, and any amendments or supplements thereto (“Registration Statement”) of which the Sub-Adviser has written notice. The Sub-Adviser is authorized on behalf of the Fund Account to enter into and execute any documents required to effect transactions with respect to the Fund Account, provided that such transactions are in accord with the Registration Statement and with all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser.

(b)        In accordance with the Fund’s investment policies described in the Registration Statement, the Sub-Adviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the liquor, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by GuideStone Financial Resources, as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective once they have been received by the Sub-Adviser. If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account.

(c)        The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(d) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser’s determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser’s reasonable request. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, any other investment sub-adviser that serves as sub-adviser to one or more series of the Trust, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder, or in accordance with an order of exemption received from the United States Securities and Exchange Commission (“SEC”). Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(d)        Except as permitted by law or an exemptive order or rule of the SEC, and policies and procedures adopted by the Board thereunder, the Sub-Adviser will not execute without the prior written approval of the Adviser any portfolio transactions for the Fund Account with a broker and/or dealer that is (i) an affiliated person of the Trust, including the Adviser or any sub-adviser for any series of the Trust; (ii) a principal underwriter of the Fund’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a written list of such brokers and dealers and will, from time to time, update such list as necessary. The Sub-Adviser agrees that it will provide the Adviser with a written list of brokers and dealers that are affiliates of the Sub-Adviser and will, from time to time, update such list as necessary.

(e)        The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Fund’s administrator (“Administrator”) with such periodic and special reports as any of them reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust.

(f)        All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust, to the Adviser and any other designated agent of the Fund, including the Administrator, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to notify the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

(g)        The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule A attached hereto, including without limitation monthly reports setting forth the investment performance of the Fund Account. The Sub-Adviser also agrees to make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(h)        In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser will assist the Administrator and/or the Fund in determining the fair valuation of all portfolio securities held in the Fund Account and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) for each portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service.

4.        Further Duties. In all matters relating to the performance of this Contract, the Sub-Adviser will act in conformity with the provisions of the Trust’s Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (“Advisers Act”) and the rules under each, and all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust’s Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.

5.         Proxies. Unless the Adviser gives written instructions to the contrary, provided the Custodian has timely forwarded the relevant proxy materials, the Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser (or its designated agent) all relevant proxy solicitation materials.

6.         Expenses. During the term of this Contract, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Contract other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund. The Fund shall be responsible for its expenses.

7.         Compensation. Schroder Investment Management North America Inc. the affiliated U.S. sub-adviser to the Fund, will pay the Sub-Adviser for its services under this Contract in accordance with the attached Schedule B. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund or the Trust.

8.         Limitation of Liability. The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations hereunder, whether express or implied. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

9.         Indemnification.

(a)        The Adviser shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Adviser.

(b)        The Trust shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Trust under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Trust.

(c)        The Sub-Adviser shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser’s breach of fiduciary duty to the Sub-Adviser.

(d)        The Sub-Adviser shall indemnify the Trust or any of its trustees, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Trust or the Trust’s breach of fiduciary duty to the Sub-Adviser.

10.        Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

(a)        The Adviser and the Sub-Adviser each has been duly appointed by the Board of Trustees of the Trust to provide investment services to the Fund Account as contemplated hereby.

(b)        The Trust will cause the Adviser to deliver to the Sub-Adviser a true and complete copy of the Fund’s Registration Statement as effective from time to time, and such other documents or instruments governing the investment of the Fund Account and such other information as reasonably requested by the Sub-Adviser, as is necessary for the Sub-Adviser to carry out its obligations under this Contract.

11.        Representations of Adviser. The Adviser represents, warrants and agrees that:

(a)        The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

(b)        The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

12.        Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

(a)        The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Trust and Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund.

(b)        The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Within thirty (30) days following the end of the last calendar quarter of each year that this Contract is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser (a) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (b) a written certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Sub-Adviser shall (i) promptly report to the Board in writing any material amendments to its code of ethics; (ii) immediately furnish to the Board all material information regarding any violation of the code of ethics by any person who would be considered an Access Person under the Trust’s and Adviser’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics; and (iii) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser’s code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser’s code of ethics.

(c)        The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Contract is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually. Such amendments shall reflect significant developments affecting the Sub-Adviser, as required by the Investment Advisers Act of 1940.

(d)        The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to such change if the Sub-Adviser is aware of such change but in any event not later than promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust and Adviser, if any, arising out of such change.

(e)        The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage equal to not less than $5,000,000.

(f)        The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser. However, the Sub-Adviser may use the performance of the Fund Account in its composite performance.

13.        Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser.

14.        Confidentiality. Subject to the duty of the parties to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof.

15.        Authorized Representatives of the Adviser. The Sub-Adviser is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Adviser by any one or more of those persons designated as representatives of the Adviser whose names, titles and specimen signatures appear in Schedule C attached hereto. The Adviser may amend such Schedule C from time to time by written notice to the Sub-Adviser. The Sub-Adviser shall continue to rely upon these instructions until notified by the Adviser to the contrary.

16.    Duration and Termination.

(a)        Unless sooner terminated as provided herein, this Contract shall continue in effect for a period of two years subsequent to its initial approval, and thereafter, if not terminated, shall continue automatically from year to year, provided that such continuance is specifically approved annually in accordance with the 1940 Act: (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of each Fund, unless any requirement for a vote of the outstanding voting securities of a Fund is rendered inapplicable by an order of the exemption from the SEC.

(b)        Notwithstanding the foregoing, this Contract may be terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other party, but any such termination shall not affect the status, obligations, or liabilities of any party hereto to the other arising prior to termination. This Contract will terminate automatically in the event of its assignment or upon termination of the Management Agreement as it relates to the Fund.

17.        Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Contract shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the Trust receives an SEC order or no-action letter permitting it to modify the Contract without such vote or a regulation exists under the 1940 Act that permits such action without such vote).

18.        Limitation of Trustee and Shareholder Liability. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Contract shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

19.        Governing Law. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

20.        Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Contract may be signed in counterpart.

21.        Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail – return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to the attention of Melanie Childers. All notices provided to the Sub-Adviser will be sent to the attention of the Sub-Adviser’s Legal Department.

22.    Treatment under FCA Rules. The Fund will be treated as a Professional Client under the rules of the Financial Conduct Authority in the United Kingdom.

23.          Write Down and Conversion Powers. Each party to this Contract acknowledges, accepts and agrees that, notwithstanding any other provision of this Contract or any other agreement, arrangement or understanding between the parties:

(a)	any liability of Sub-Adviser arising under or in connection with this Contract may be subject to the exercise of Write-down and Conversion Powers by the Resolution Authority;

(b)	Each party to this Contract will be bound by the effect of any application of any Write-down and Conversion Powers in relation to any such liability and in particular (but without limitation) by:

(i)	any reduction in the outstanding amount due (including any accrued but unpaid interest) in respect of any such liability;

(ii)	any cancellation of any such liability; and

(iii)

any conversion of all or part of such liability into shares, other securities or other obligations of Sub-Adviser or any other person that may result from any exercise of any Write-down and Conversion Powers in relation to any such liability;

(c)

The terms of this Contract and the rights of each party to this Contract hereunder are subject to and may be varied, to the extent necessary, to give effect to any exercise of any Write-down and Conversion Powers in relation to any such liability and each party to this Contract will be bound by any such variation; and

(d)

Shares, other securities or other obligations of Sub-Adviser or any other person may be issued to or conferred on a party to this Contract as a result of any exercise of any Write-down and Conversion Powers in relation to any such liability.

For purposes of this section:

“Relevant Legislation” means Part 1 of the UK Banking Act 2009, as amended or re-enacted from time to time, any regulations, rules, orders or instruments made thereunder and any other laws, regulations, rules, orders, instruments, or requirements from time to time in force or applicable in the UK relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings);

“Resolution Authority” means the Bank of England or any other body which has authority under the Relevant Legislation to exercise any Write-down and Conversion Powers; and

“Write-down and Conversion Powers” means the powers under the Relevant Legislation to cancel, transfer or dilute shares issued by an entity that is a bank or investment firm or an affiliate of a bank or investment firm, to cancel, reduce, modify or change the form of a liability of such an entity or any contract or instrument under which that liability arises, to convert all or part of such a liability into shares, securities or obligations of the entity or any other person, to provide that any such contract is to have effect as if a right had been exercised under it or to suspend any obligation in respect of such a liability.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of November 8, 2019.1

GUIDESTONE FUNDS –
EXTENDED-DURATION BOND FUND
5005 Lyndon B. Johnson Freeway
Suite 5500
Dallas, Texas 75244
Attest
By:		By:
Name:	Melanie Childers	Name: John R. Jones
Title:	Vice President – Fund Operations	Title: President

GUIDESTONE CAPITAL MANAGEMENT, LLC
5500 Lyndon B. Johnson Freeway
Suite 5500
Dallas, Texas 75244
Attest
By:		By:
Name:	Matt L. Peden	Name: David S. Spika
Title:	Vice President and	Title: President
Chief Investment Officer

SCHRODER INVESTMENT MANAGEMENT
NORTH AMERICA LTD
1 London Wall Place
London EC2Y 5AU
United Kingdom
Attest
By:		By:

Name:		Name:

Title:		Title: Authorized Signatory

Attest
By:		By:

Name:		Name:

Title:		Title: Authorized Signatory

1 Original Contract dated November 8, 2019.

SCHEDULE A

REPORTS TO BE PROVIDED BY SUB-ADVISER

EFFECTIVE DATE NOVEMBER 8, 2019

Monthly

1.	Transaction and valuation reports, including investment performance.
2.

Report showing the derivative holdings. Such report showing derivative holdings should include a detailed calculation indicating the account is in compliance with the CFTC exemption provisions as outlined in the Investment Manager Mandate, and, if not specifically addressed within the Investment Manager Mandate, one of the following exemptions allowed under CFTC Rule 4.5 for registered mutual funds: (1) the percentage of the aggregate net notional value of all derivative positions in CFTC-regulated derivatives to the total liquidation value of the accounts’ portfolio; or (2) the percentage of the aggregate initial margin and premiums for all positions in CFTC-regulated derivatives to the total liquidation value of the accounts’ portfolio.

3.	Report on transactions with affiliated broker/dealers on both an Agency and Principal basis, if applicable.

Quarterly

1.	GuideStone Funds Compliance Checklist.
2.

Quarterly Certification Memorandum – A statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with the Investment Manager Mandate and the GuideStone Funds Compliance Checklist, noting any instances of non-compliance during the quarter, and that the Sub-Adviser will continue to maintain the Fund Account in compliance. Report to GuideStone Capital Management any changes or material violations of the Sub-Adviser’s Code of Ethics during the quarter. Also, a statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with Rule 31a-1 and 204-2.

3.	Commission recapture report, if applicable.
4.

All fixed income Sub-Advisers utilizing derivatives, provide a report that demonstrates stress testing of the Fund Account. At a minimum, such testing should demonstrate the effect on the Fund Account of a 100 basis point move in interest rates along with quantification of the duration contribution of the derivatives in the Fund Account.

5.	All equity Sub-Advisers provide a report documenting how any proxies were voted during the quarter, if applicable.
6.	Attribution analysis report.
7.	Liquidity summary which is a one page report showing a summary % of illiquid and deemed liquid securities by month for each of the types of securities on the 144A worksheet.
8.

Brokerage report in an Excel file showing the name of the broker/dealer, the shares, the commission in U.S. dollars and the date of the transaction. For fixed income Sub-Advisers this will include Agency transactions only.

9.	Report on notice of regulatory examinations and copies of any exam reports.

Annually

1.

SAS 70 report or other internal control reports. If a standard internal control report is not available please provide a description of what controls are in place to prevent things such as rogue trading, trades outside our guidelines or the Fund Account investment objectives, and general violation of the Sub-Adviser’s policies or code of ethics.

2.	Updated proxy voting policy, if applicable.
3.	Current code of ethics and Rule 17j-1 certification paragraph.
4.	Report showing proof of liability and fiduciary insurance coverage and ERISA bonding requirements.
5.	Updated Form ADV Parts 1, 2A and 2B, or more frequently if revised during the year.

Periodic

1.

Immediately furnish all material information regarding any violation of the code of ethics by any person who would be considered an Access Person under GuideStone Funds and GuideStone Capital Management’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics.

2.

Promptly notify GuideStone Capital Management of any material event related to the organization that would be deemed an important consideration in the ongoing relationship between the Sub-Adviser and GuideStone Funds.

3.	Timely advise GuideStone Capital Management of any significant changes in the ownership, organizational structure, financial condition or key personnel staffing of the Sub-Adviser.
4.	Advise GuideStone Capital Management of any changes in the Fund Account manager.
5.	Promptly inform GuideStone Capital Management of any major changes in the Sub-Adviser’s investment outlook, investment strategy and/or Fund Account structure.
6.	Meet with GuideStone Capital Management on a periodic basis for a formal Fund Account review.
7.	Advise GuideStone Capital Management of any pertinent issues that the Sub-Adviser deems to be of significant interest.
8.	Provide GuideStone Capital Management with reports or other information regarding brokerage and benefits received there from, if applicable.
9.	Provide copies of any other periodic or special report required pursuant to the 1940 Act and the rules and regulations promulgated there under with respect to actions by the Sub-Adviser.
10.	Promptly notify GuideStone Capital Management of any material amendments to Sub-Adviser’s code of ethics.

SCHEDULE B

SUB-ADVISORY FEES

This Schedule B contains the sub-advisory fee information required by Section 7 of the Sub-Advisory Agreement among GuideStone Funds (“Trust”), GuideStone Capital Management (“Adviser”) and Schroder Investment Management North America Ltd (“Sub-Adviser”) relating to the Extended-Duration Bond Fund (“Fund”), a series of the Trust.

Fee Schedule. Out of the fees actually paid by the Fund to Schroder Investment Management North America Inc. (“U.S. Sub-Adviser”) in accordance with Section 7 of the Sub-Advisory Agreement between the Trust, the Adviser and the US Sub-Adviser dated as of October 11, 2013, as amended, the U.S. Sub-Adviser (and not the Fund) shall pay the Sub-Adviser a sub-advisory fee at the end of each month in an amount determined based upon the Schroders Group Transfer Pricing Policy then in effect (to include derogations in accordance with such policy).

SCHEDULE C

AUTHORIZED REPRESENTATIVES OF THE ADVISER

Name	Title	Specimen Signature

David S. Spika	President

Matt L. Peden	Vice President and
Chief Investment Officer

Patrick Pattison	Vice President and Treasurer

Melanie Childers	Vice President – Fund Operations

Matthew A. Wolfe	Secretary

Ronald W. Bass	Chief Compliance Officer

APPENDIX D

MORE INFORMATION ABOUT

NEUBERGER BERMAN INVESTMENT ADVISERS LLC

Neuberger Berman Investment Advisers LLC (“Neuberger”), with principal offices at 1290 Avenue of The Americas, New York, NY 10104, is directly owned by Neuberger Berman Investment Advisers Holdings LLC and Neuberger Berman AA LLC, which are subsidiaries of Neuberger Berman Group LLC, and is registered under the Investment Advisers Act of 1940, as amended. As of December 31, 2019, Neuberger had approximately $356 billion in assets under management.

Listed below are the names, addresses and principal occupations for the directors and principal executive officers of Neuberger:

Name	Principal Occupation
Lawrence Jay Kohn	Director, Chief Operating Officer – Equities & Managing Director
Robert Eason	Director, Chief Operating Officer – Fixed Income & Managing Director
Bradley Curtis Tank	Director, President – Fixed Income & Chief Investment Officer – Fixed Income
Joseph Vincent Amato	Director, Chief Investment Officer – Equities & Managing Director
Stephen Gregory Wright	Director

The business address of each person listed above is the same as the address for Neuberger.

Neuberger does not serve as an investment adviser or sub-adviser to an investment company which has an investment objective similar to the Neuberger strategy within the Global Bond Fund.

D-1

APPENDIX E

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (“Contract”) is made among GUIDESTONE FUNDS, a Delaware business trust (“Trust”), and GUIDESTONE CAPITAL MANAGEMENT, LLC (“Adviser”), a limited liability company organized under the laws of the State of Texas, and NEUBERGER BERMAN INVESTMENT ADVISERS LLC, a registered investment adviser organized under the laws of the State of Delaware (“Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (“Management Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the Global Bond Fund (“Fund”) is a series of the Trust; and

WHEREAS, under the Management Agreement, the Adviser has agreed to provide certain investment advisory services to the Fund; and

WHEREAS, the Adviser is authorized under the Management Agreement to delegate its investment advisory responsibilities to one or more persons or companies; and

WHEREAS, the Board of Trustees of the Trust (“Board”) and the Adviser desire that the Adviser retain the Sub-Adviser to render investment advisory services for the portion of the Fund’s assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, in the manner and on the terms hereinafter set forth; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

1.        Appointment. The Adviser and the Trust hereby appoint and employ the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”). The Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to written notification to the Sub-Adviser. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Contract or another writing by the Trust, the Adviser and the Sub-Adviser.

2.        Acceptance of Appointment. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

3.        Duties as Sub-Adviser.

(a)       Subject to the supervision and direction of the Board and of the Adviser, including all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided in writing to the Sub-Adviser, the Sub-Adviser will provide a continuous investment program with respect to the Fund Account. The Sub-Adviser will determine from time to time what investments in the Fund Account will be purchased, retained, exchanged, converted or sold by the Fund. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Contract in accordance with the Fund’s investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust’s registration statement under the 1940 Act, and any amendments or supplements thereto (“Registration Statement”) of which the Sub-Adviser has been provided in writing. The Sub-Adviser is authorized on behalf of the Fund Account to enter into and execute any documents required to effect transactions with respect to the Fund Account, provided that such transactions are in accord with the Registration Statement and with all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided in writing to the Sub-Adviser. The Adviser hereby (i) represents that the Fund is an “accredited investor” as defined in Rule 501 (a) of Regulation D under the Securities Act of 1933, as amended, (the “Securities Act”) and a “Qualified Institutional Buyer” as defined in Rule 144A(a)(1)(i) under the Securities Act, and, in connection therewith, the Adviser agrees to (A) furnish the Sub-Adviser with such financial information as it may request to confirm its status, and (B) promptly notify the Sub-Adviser if the Fund is no longer an “accredited investor” and/or a “Qualified Institutional Buyer”; and (ii) commits that such securities will not be offered or sold by the Fund except in compliance with the registration requirements of the Securities Act or an exemption therefrom. The Adviser shall provide (or cause to be provided) to the Sub-Adviser any additional information that the Sub-Adviser may reasonably request to assist it in managing the Fund Account.

(b)       In accordance with the Fund’s investment policies described in the Registration Statement, the Sub-Adviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by GuideStone Financial Resources, as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective as soon as reasonably practicable after such changes have been received by the Sub-Adviser. If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account.

(c)       The Sub-Adviser agrees that in placing orders with brokers, it will in accordance with its responsibility to seek to obtain best execution, considering all of the circumstances, including, among others, price, dealer spreads or commissions, settlement and clearance capabilities, willingness to commit capital as a principal, size and difficulty of the transaction, research and other services provided by such broker-dealers, and shall maintain records adequate to demonstrate compliance with this requirement; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(d) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser’s determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser’s reasonable request. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, any other investment sub-adviser that serves as sub-adviser to one or more series of the Trust, or any affiliated person thereof, except in accordance with the 1940 Act, the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Fund, or in accordance with an order of exemption received from the United States Securities and Exchange Commission (“SEC”). Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund Account and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner the Sub-Adviser believes to be equitable over time and consistent with its fiduciary obligations to each account.

(d)       Except as permitted by law or an exemptive order or rule of the SEC, and the Trust’s policies and procedures adopted thereunder, the Sub-Adviser agrees that it will not execute without the prior written approval of the Adviser any portfolio transactions for the Fund Account with a broker or dealer which is (i) an affiliated person of the Trust, the Adviser or any sub-adviser for any series of the Trust; (ii) a principal underwriter of the Trust’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a written list of such brokers and dealers and will, from time to time, update such list as necessary. The Sub-Adviser agrees that it will provide the Adviser with a written list of brokers and dealers that are affiliates of the Sub-Adviser and will, from time to time, update such list as necessary.

(e)       In furnishing services hereunder, the Sub-Adviser will not consult with any other sub-adviser to the Fund, any other series of the Trust, or any other investment company under common control with the Trust concerning transactions of the Fund in securities or other assets. This will not be deemed to prohibit: (i) the Sub-Adviser from consulting with any of its affiliates or its or their affiliated persons concerning transactions in securities or other assets; (ii) the Sub-Adviser from consulting with any of the other covered sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1; and (iii) the Sub-Adviser from consulting with a successor sub-adviser of the Fund in order to effect an orderly transition of sub-advisory duties so long as such consultations do not concern transactions prohibited by Section 17(a) of the 1940 Act. The Adviser agrees to provide the Sub-Adviser with any update to the Fund’s registration statement, including any supplement, amendment or other update thereof.

(f)       The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Fund’s administrator (“Administrator”) with such periodic and special reports as any of them may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust, except as necessary for the Sub-Adviser to comply with applicable law and regulation, audits, and its internal policies and procedures.

(g)       All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust, to the Adviser and any other designated agent of the Fund, including the Administrator, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

(h)       The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule A attached hereto, including without limitation monthly reports setting forth the investment performance of the Fund Account. The Sub-Adviser also agrees to make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(i)       In accordance with procedures adopted by the Board, as amended from time to time, upon reasonable request from the Adviser or the Administrator, the Sub-Adviser will assist the Administrator and/or the Fund in determining the fair valuation of all portfolio securities held in the Fund Account and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) for each portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service or other independent pricing service.

(j)       The Sub-Adviser is permitted to use persons employed by an “affiliated person” (as defined in the 1940 Act) of the Sub-Adviser, each of whom shall be treated as an “associated person” of the Sub-Adviser (as defined in the Advisers Act to provide, or assist in providing, discretionary investment advisory services under the Contract to the extent not prohibited by, or inconsistent with, applicable law, including the requirements of the 1940 Act, the rules thereunder, and relevant positions of the SEC and its staff. In addition, Sub-Adviser is permitted to use affiliates and employees of such affiliates, to provide non-discretionary investment advisory services. The Sub-Adviser will be responsible under the Contract for any action taken by such person on behalf of the Fund to the same extent as if the Sub-Adviser had taken such action directly. All fees and/or other compensation payable to a participating affiliate shall be the sole responsibility of the Sub-Adviser and neither the Fund nor the Adviser shall have any obligation to pay any fee or compensation to such participating affiliate. To the extent the Sub-Adviser utilizes the services of a participating affiliate under this Section 3(j), it will provide the Adviser and the Fund with 30 days’ written notice, which will include the identity of the participating affiliate and such other information reasonably requested by the Adviser or the Fund.

(k)       The Sub-Adviser may give a copy of this Agreement to any broker-dealer or other party to a transaction for the Fund Account, or the Fund’s custodian, as evidence of the Sub-Adviser’s authority to act for the Fund Account.

4.        Further Duties. In all matters relating to the performance of this Contract, the Sub-Adviser will act in conformity with the provisions of the Trust’s Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of the 1940 Act and Advisers Act and the rules under each, and all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust’s Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available. The Adviser acknowledges that the Sub-Adviser will not be bound by the provisions of any such documents, amendments or supplements until such time as it has received a copy.

5.        Proxies; Corporate Actions; Litigation Matters.

(a)       Unless the Adviser gives written instructions to the contrary, provided the Custodian has timely forwarded the relevant proxy materials, the Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time. The Sub-Adviser further represents that it has adopted written proxy voting procedures that comply with the requirements of the 1940 Act and the Advisers Act (“Proxy Voting Policy”) and that proxies will be voted in accordance with the Proxy Voting Policy. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser (or its designated agent) all relevant proxy solicitation materials. The Sub-Adviser may, at its discretion, elect to use one or more third parties, including proxy voting services, in fulfilling its obligations hereunder.

(b)       The parties acknowledge that the Sub-Adviser shall not have any obligation to initiate or otherwise act on behalf of the Fund with respect to class-action proceedings; however, notwithstanding the foregoing, upon reasonable request of the Adviser, the Sub-Adviser will provide relevant information and/or documentation relating to such class-action proceedings.

(c)       The Sub-Adviser agrees that upon the request of the Adviser or the Fund, it shall provide reasonable assistance to the Adviser or the Fund in the exercise of the rights incident to the investments held by the Fund in the context of a litigation, bankruptcy or other reorganization but will not have any obligation to act on behalf of the Fund.

6.       Expenses. During the term of this Contract, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Contract other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased or sold for the Fund. The Fund shall be responsible for its expenses.

7.       Compensation. The compensation of the Sub-Adviser for its services under this Contract shall be calculated daily and paid monthly by the Trust, and not the Adviser, in accordance with the attached Schedule B. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund or the Trust. If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account.

8.        Limitation of Liability.

(a)       The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations hereunder, whether express or implied. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

(b)       In no event will the Sub-Adviser have any responsibility for any other fund of the Trust, for any portion of the Fund not managed by the Sub-Adviser or for the acts or omissions of any other sub-adviser to the Trust or the Fund. In particular, in the event the Sub-Adviser shall manage only a segment of the Fund, the Sub-Adviser shall have no responsibility for the Fund being in violation of any applicable law or regulation or investment policy or restriction applicable to the Fund as a whole for the Fund’s failing to qualify as a regulated investment company under the Internal Revenue Code, as amended (the “Code”), if the securities and other holdings of the Fund Account are such that the Fund Account would not be in violation or fail to so qualify if the Fund Account were deemed a separate series of the Trust or a separate regulated investment company under the Code, unless such violation was due to Sub-Adviser’s failure to comply with written guidelines adopted by the Board or the Adviser and provided in writing to the Sub-Adviser.

9.        Indemnification.

(a)       The Adviser shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Adviser.

(b)       The Trust shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Trust under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Trust.

(c)       The Sub-Adviser shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Adviser or the Trust or the Adviser’s or Trust’s breach of fiduciary duty to the Sub-Adviser.

(d)       The Sub-Adviser shall indemnify the Trust or any of its trustees, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Trust or the Adviser or the Trust’s or Adviser’s breach of fiduciary duty to the Sub-Adviser.

10.        Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

(a)       The Adviser and the Sub-Adviser each has been duly appointed by the Board of Trustees of the Trust to provide investment services to the Fund Account as contemplated hereby.

(b)       The Trust will cause the Adviser to deliver to the Sub-Adviser a true and complete copy of the Fund’s Registration Statement as effective from time to time, and such other documents or instruments governing the investment of the Fund Account and such other information as reasonably requested by the Sub-Adviser, as is necessary for the Sub-Adviser to carry out its obligations under this Contract.

11.        Representations of the Adviser. The Adviser represents, warrants and agrees that:

(a)       The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

(b)       The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

12.        Representations of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

(a)       The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Trust and Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund.

(b)       The Sub-Adviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Sub-Adviser, its employees, officers, and agents (“Compliance Procedures”) and, the Adviser and the Trust have been provided a copy of a summary of the Compliance Procedures and any amendments thereto.

(c)       The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably designed to prevent violations of such code of ethics. Within thirty (30) days following the end of the last calendar quarter of each year that this Contract is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser (a) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (b) a written certification that the Sub-Adviser has adopted procedures reasonably designed to prevent violations of the code of ethics. In addition, the Sub-Adviser shall (i) promptly report to the Board in writing any material amendments to its code of ethics; (ii) promptly furnish to the Board all information regarding any material violation of the code of ethics by any person who would be considered an Access Person of the Trust under Rule 17j-1 under the 1940 Act, e.g., portfolio managers of the Fund Account, if such person were not subject to the Sub-Adviser’s code of ethics; and (iii) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser’s code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, with respect to violations of the Sub-Adviser’s code of ethics affecting the Fund or Fund Account, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports (or summaries of the reports) required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser’s code of ethics.

(d)       The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Contract is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually. Such amendments shall reflect significant developments, if any, affecting the Sub-Adviser, as required by the Advisers Act.

(e)       The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to such change if the Sub-Adviser is aware of such change but in any event not later than promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust and Adviser, if any, arising out of such change.

(f)       The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage equal to not less than $5,000,000.

(g)       The Sub-Adviser will not, in violation of applicable law or regulation, use any material, non-public information concerning portfolio companies that may be in or come into its possession or the possession of any of its affiliates or employees in providing investment advice or investment management services to the Fund.

(h)       The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser. However, the Sub-Adviser may use the performance of the Fund Account in its composite performance.

13.        Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser. It is understood and agreed that the Sub-Adviser and affiliates of the Sub-Adviser render investment management and related services to others who may or may not have investment policies, objectives and investments similar to those of the Fund Account, and that they may continue to give advice and take actions on behalf of such clients which may differ from advice given to, or the timing or nature of action taken with respect to the Fund Account, provided that the policy and practice of the Sub-Adviser is not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities and that, to the extent practical, such opportunities are allocated among clients over a period of time on a fair and equitable basis.

16.        Confidentiality. Subject to the duty of the parties to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof. Neither the Adviser nor the Trust shall disclose information of a confidential nature regarding the Sub-Adviser acquired in consequence of this Contract except for information required to be provided to service providers to the Fund or if expressly required by law, court order or other regulatory authority or requested by federal, state or other regulatory or governmental authorities or auditors. Notwithstanding the foregoing, the Sub-Adviser may disclose information (i) to affiliates and legal counsel of the Sub-Adviser; (ii) to the Fund’s Custodian and Administrator with respect to the Trust, the Fund and the Fund Account; (iii) to brokers and dealers that are counterparties with respect to transactions effected by the Sub-Adviser for the Fund Account; (iv) to futures commission merchants and swap dealers executing or clearing transactions in connection with the Fund Account; and (v) to third party service providers subject to confidentiality agreements or similar obligations of confidentiality. Confidential information of a party to this Contract that (a) was or becomes generally available to the public, other than as a result of disclosure by the other party; (b) was or becomes available to the other party on a non-confidential basis from a source other than the party, which source is not known to be bound by any obligations of confidentiality; or (c) is independently developed by the other party without reference to or reliance on information or advice furnished pursuant to this Contract, will not be considered confidential for purposes of this Contract.

The Sub-Adviser has entered into an agreement with State Street Bank and Trust Company (“State Street”) to provide certain operational and administrative services (including without limitation, back-office) and compliance monitoring services to the Sub-Adviser with respect to its registered investment company clients whose portfolios may include certain types of instruments, including derivatives. In order to utilize this service, the Sub-Adviser will provide holdings, transaction data and other information to State Street on a daily basis. The Adviser hereby consents to the Sub-Adviser providing such information relating to the Trust, the Fund and the Fund Account to State Street.

17.        Authorized Representatives of the Adviser. The Sub-Adviser is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Adviser by any one or more of those persons designated as representatives of the Adviser whose names, titles and specimen signatures appear in Schedule C attached hereto. The Adviser may amend such Schedule C from time to time by written notice to the Sub-Adviser. The Sub-Adviser shall continue to rely upon these instructions until notified by the Adviser to the contrary.

16.        Duration and Termination.

(a)       Unless sooner terminated as provided herein, this Contract shall continue in effect for a period of two years subsequent to its initial approval, and thereafter, if not terminated, shall continue automatically from year to year, provided that such continuance is specifically approved annually in accordance with the 1940 Act: (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund, unless any requirement for a vote of the outstanding voting securities of the Fund is rendered inapplicable by an order of exemption from the SEC.

(b)       Notwithstanding the foregoing, this Contract may be terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other party, but any such termination shall not affect the status, obligations, or liabilities of any party hereto to the other arising prior to termination. This Contract will terminate automatically in the event of its assignment or upon termination of the Management Agreement as it relates to the Fund.

17.        Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Contract shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the Trust receives an SEC order or no-action letter permitting it to modify the Contract without such vote or a regulation exists under the 1940 Act that permits such action without such vote).

18.        Limitation of Trustee and Shareholder Liability. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Contract shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

19.        Governing Law. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

20.        Commodity Matters.

(a)       The Adviser represents and warrants to the Sub-Adviser that (i) each of the Trust and the Fund is an investment company, registered as such under the 1940 Act, (ii) (A) the Adviser is excluded from the definition of commodity pool operator (“CPO”) pursuant to Commodity Futures Trading Commission (the “CFTC”) Regulation 4.5 with respect to the Fund, and (B) the Adviser, on behalf of the Fund, has filed the notice required by CFTC Regulation 4.5(c) and shall reaffirm such notice annually as required, and (iii) the Adviser is exempt from registration as a commodity trading advisor (“CTA”) under either CFTC Regulation 4.6 or CFTC Regulation 4.14(a)(8) with respect to the Fund, and, if applicable, the Adviser has filed the notice required by CFTC Regulation 4.14(a)(8) and shall reaffirm such notice annually as required.

(b)       The Sub-Adviser is a CTA with respect to the Fund and, although the Sub-Adviser is registered as a CTA with the CFTC and is a member of the National Futures Association (“NFA”), the Sub-Adviser is relying on the exemption in CFTC Regulation 4.14(a)(8) with respect to its commodity interest trading advice to the Fund, the Sub-Adviser has filed the notice required under CFTC Regulation 4.14(a)(8) and the Sub-Adviser will refile such notice annually as required.

(c)       Each of the Adviser and the Sub-Adviser agree that to the extent that the Commodity Exchange Act, as amended (the “CEA”), and then-current CFTC regulations require (A) registration by such party as a CPO or CTA and/or membership with the NFA with respect to the Fund, (B) specific disclosure, as applicable to the investors in the Fund, or

(C) filing of reports and other documents with respect to the Fund, it shall promptly and fully comply, or take reasonable steps to cause the Fund to comply, with all such requirements.

(d)      Each of the Adviser and the Sub-Adviser hereby represents, warrants and agrees that it will comply with all requirements of the CEA, then-current CFTC regulations and NFA bylaws, rules and regulations that apply to it with respect to the Fund.

(e)       The Sub-Adviser shall provide reasonable cooperation to the Adviser and the Adviser shall provide reasonable cooperation to the Sub-Adviser in fulfilling, or causing to be fulfilled, any disclosure or reporting requirements applicable to such party and/or the Fund under the CEA, and/or then-current CFTC regulations.

(f)       The Sub-Adviser may delegate certain advisory responsibilities to its affiliates, and such affiliates are entitled to full reliance upon any representations, warranties, certifications and/or consents provided to the Sub-Adviser by the Adviser with respect to the Fund. Certain of these affiliates may be registered as CTAs. Despite such registration, one or more of these affiliates may rely upon the exemption in CFTC Regulation 4.14(a)(8) with respect to its commodity interest trading advice to the Fund.

(g)       The Adviser and the Sub-Adviser each agrees to notify the other party promptly in writing if any of the representations and warranties in this Section 21 ceases to be accurate in any respect.

21.        Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Contract may be signed in counterpart.

22.        Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail – return receipt requested or by facsimile machine, electronic mail or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to the attention of Melanie Childers, email: Melanie.Childers@GuideStone.org. All notices provided to the Sub-Adviser will be sent to the attention of Sub-Adviser’s Sub-Advised Department, email: nbiasubadviser@nb.com.

In accordance with the foregoing, the Adviser hereby consents to receive the Sub-Adviser’s Form ADV Part 2 and other communications via email to the Adviser’s email address set out above. Although the Sub-Adviser does not impose any additional charges for electronic delivery, the Adviser may incur costs associated with its electronic access, such as usage charges from its internet access providers. The Adviser may revoke its election to receive such communications via e-mail at any time by written notice to the Sub-Adviser requesting that the Sub-Adviser send communications via facsimile or hard copy via the postal service to the address set out on the following page or as notified to the Sub-Adviser by the Adviser from time to time.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of November 8, 2019.2

GUIDESTONE FUNDS –
GLOBAL BOND FUND
5005 Lyndon B. Johnson Freeway
Suite 2200
Dallas, Texas 75244
Attest
By:		By:
Name:	Melanie Childers	Name:	John R. Jones
Title:	Vice President – Fund Operations	Title:	President

GUIDESTONE CAPITAL MANAGEMENT, LLC
5005 Lyndon B. Johnson Freeway
Suite 2200
Dallas, Texas 75244
Attest
By:		By:
Name:	Matt L. Peden	Name:	David S. Spika
Title:	Vice President and	Title:	President
Chief Investment Officer

NEUBERGER BERMAN INVESTMENT
ADVISERS LLC
1290 Avenue of the Americas
New York, New York 10104
Attest
By:		By:

Name:		Name:

Title:		Title:

2 Original Agreement dated November 8, 2019.

SCHEDULE A

REPORTS TO BE PROVIDED BY SUB-ADVISER

EFFECTIVE DATE NOVEMBER 8, 2019

Monthly

1.	Transaction and holdings reports, including investment performance.
2.

Report showing the derivative holdings. Such report showing derivative holdings should include a detailed calculation indicating the account is in compliance with the CFTC exemption provisions as outlined in the Investment Manager Mandate, and, if not specifically addressed within the Investment Manager Mandate, one of the following exemptions allowed under CFTC Rule 4.5 for registered mutual funds: (1) the percentage of the aggregate net notional value of all derivative positions in CFTC-regulated derivatives to the total liquidation value of the accounts’ portfolio; or (2) the percentage of the aggregate initial margin and premiums for all positions in CFTC-regulated derivatives to the total liquidation value of the accounts’ portfolio.

3.	Report on transactions with affiliated broker/dealers on both an agency and principal basis.

Quarterly

1.	GuideStone Funds Compliance Checklist.
2.

Quarterly Certification Memorandum – A statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with the Investment Manager Mandate and the GuideStone Funds Compliance Checklist, noting any instances of non-compliance during the quarter, and that the Sub-Adviser will continue to maintain the Fund Account in compliance. Report to GuideStone Capital Management, LLC any material changes or material violations of the Sub-Adviser’s Code of Ethics during the quarter. Also, a statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with Rule 31a-1 and 204-2.

3.	Commission recapture report.
4.

All fixed income Sub-Advisers utilizing derivatives, provide a report that demonstrates stress testing of the Fund Account. At a minimum, such testing should demonstrate the effect on the Fund Account of a 100 basis point move in interest rates along with quantification of the duration contribution of the derivatives in the Fund Account.

5.	All equity Sub-Advisers provide a report documenting how any proxies were voted during the quarter.
6.	Attribution analysis report.
7.	Liquidity summary which is a one page report showing a summary % of illiquid and deemed liquid securities by month for each of the types of securities on the 144A worksheet.
8.

Brokerage report in an Excel file showing the name of the broker/dealer, the shares, the commission in U.S. dollars and the date of the transaction. For fixed income Sub-Advisers this will include Agency transactions only.

9.	Report on notice of the commencement of regulatory examinations and provide summaries of exam reports.

Annually

1.

SSAE 16 / SOC 1 report or other internal control reports. If a standard internal control report is not available please provide a description of what controls are in place to prevent things such as rogue trading, trades outside our guidelines or the Fund Account investment objectives, and general violation of the Sub-Adviser’s policies or code of ethics.

2.	Updated Proxy Voting Policy.
3.	Current code of ethics and Rule 17j-1 certification paragraph.
4.	Report showing proof of liability and fiduciary insurance coverage.
5.	Updated Form ADV Parts 1 and 2, or more frequently if revised during the year.

Periodic

1.

Immediately furnish all information regarding any material violation of the code of ethics by any person who would be considered an Access Person of the Trust under Rule 17j-1 under the 1940 Act, if such person were not subject to the Sub-Adviser’s code of ethics.

2.

Promptly notify GuideStone Capital Management, LLC of any material event related to the organization that would be deemed an important consideration in the ongoing relationship between the Sub-Adviser and GuideStone Funds.

3.	Timely advise GuideStone Capital Management, LLC of any significant changes in the ownership, organizational structure, financial condition or key personnel staffing of the Sub-Adviser.
4.	Advise GuideStone Capital Management, LLC of any changes in the Fund Account portfolio manager(s) or any other key personnel.
5.	Promptly inform GuideStone Capital Management, LLC of any major changes in the Sub-Adviser’s investment outlook, investment strategy and/or Fund Account structure.
6.	Meet with GuideStone Capital Management, LLC on a periodic basis for a formal Fund Account review.
7.	Advise GuideStone Capital Management, LLC of any pertinent issues in relation to the Fund Account that the Sub-Adviser deems to be of significant interest.
8.	Provide GuideStone Capital Management, LLC with reports or other information regarding brokerage and benefits received therefrom.
9.	Provide copies of any other periodic or special report required pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser.
10.	Promptly notify GuideStone Capital Management, LLC of any material amendments to Sub-Adviser’s code of ethics.

SCHEDULE B

SUB-ADVISORY FEES

This Schedule B contains the sub-advisory fee information required by Section 7 of the Sub-Advisory Agreement among GuideStone Funds (“Trust”), GuideStone Capital Management, LLC (“Adviser”) and Neuberger Berman Investment Advisers LLC, (“Sub-Adviser”) relating to the Global Bond Fund (“Fund”), a series of the Trust.

Fee Schedule. Fees payable to the Sub-Adviser pursuant to this Contract shall be calculated daily and paid monthly by the Trust. The fees are calculated as of the close of trading on the last business day of the month by applying the applicable fee rate to the average daily assets of the Fund allocated to the Sub-Adviser for that period. For purposes of calculating the fee, the value of the Fund’s assets shall be determined in the same manner as that which the Fund uses to determine the net asset value of its shares. The applicable annualized fee rate shall be as indicated in the schedule below of the Fund’s assets allocated to the Sub-Adviser.

Average Daily Net Assets                        Annual Rate

SCHEDULE C

AUTHORIZED REPRESENTATIVES OF THE ADVISER

Name	Title	Specimen Signature

David S. Spika	President

Matt L. Peden	Vice President and
Chief Investment Officer

Patrick Pattison	Vice President and Treasurer

Melanie Childers	Vice President – Fund Operations

Matthew A. Wolfe	Secretary

Ronald W. Bass	Chief Compliance Officer